SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event re     26-Nov-99

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF JUNE 1, 1999, PROVIDING FOR THE ISSUANCE OF
FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 1999-NC3)

Salomon Brothers Mortgage Securities VII, Inc.
(Exact name of registrant as specified in its charter)

Delaware       333-72647     13-3439681
(State or Other(Commission   (I.R.S. Employer
Jurisdiction ofFile Number)  Identification
Incorporation)               Number)

390 Greenwich Street, Fourth Floor
New York, New York                  10013
(Address of Principal         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: (212) 723-8604

Item 5.  Other Events

  On 26-Nov-99 a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
     26-Nov-99 The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.   Monthly Report Information:
     See Exhibit No.1

B.   Have any deficiencies occurred?   NO.
               Date:
               Amount:

C.   Item 1: Legal ProceedingNONE

D.   Item 2: Changes in SecurNONE

E.   Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.   Item 5: Other Information - Form 10-Q, Part II -
     Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

     Exhibit No.

1. Monthly Distribution Repor   26-Nov-99

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-NC3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:              11/26/99

                 Beginning                                            Ending
                Certificate                                        Certificate
Class  Cusip     Balance(1)   Principal     Interest     Losses      Balance
A    79548KN87 225,240,688.773,424,769.78 1,152,982.06       0.00 221,815,918.99
M-1  79548KN95 30,725,000.00        0.00    165,471.19       0.00 30,725,000.00
M-2  79548KP28 14,968,000.00        0.00     87,795.64       0.00 14,968,000.00
M-3  79548KP36 18,120,000.00        0.00    137,047.60       0.00 18,120,000.00
CE      N/A    14,180,816.03        0.00    822,821.55       0.00 14,180,816.03
P       N/A           100.00        0.00     78,621.12       0.00        100.00
R-III   N/A             0.00        0.00          0.00       0.00          0.00
Total          303,234,604.803,424,769.78 2,444,739.16       0.00 299,809,835.02

           AMOUNTS PER $1,000 UNIT
                                             Ending                  Current
                                          Certificate              Pass-Through
ClassPrincipal    Interest      Total       Balance      Losses   Interest Rate
A    14.442644      4.862257    19.30490    935.422993   0.000000       5.75875%
M-1   0.000000      5.385555     5.38556   1000.000000   0.000000       6.05875%
M-2   0.000000      5.865556     5.86556   1000.000000   0.000000       6.59875%
M-3   0.000000      7.563333     7.56333   1000.000000   0.000000       8.50875%
CE    0.000000     58.023568    58.02357   1000.000000   0.000000       3.25618%
P     0.000000 786211.200000 786211.20000  1000.000000   0.000000       NA


Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                           126,347.80
ADMINISTRATION  FEES                                     3,158.69

Section 4.02 (iv.)
P&I ADVANCES                 Total Advances            439,679.19
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determiniation Date.

Section 4.02 (v.)
BALANCES AS OF:                 26-Nov-99
Stated Principal Balance of Mortgage Loan299,608,752.83
Stated Principal Balance of REO Propertie   201,082.19

Section 4.02 (vi.)
MORTGAGE LOAN
  CHARACTERISTICS                        Beginning                Ending
Number of Loans                                          2,311            2,282
Aggregate Prin Bal as of the Due Date    303,234,604.80           299,809,835.02

Weighted Average Remaining Term to Maturity                   353
Beginning Weighted Average Mortgage Rate                  9.87601%
Number of Subsequent Loans                                   0.00
Balance of Subsequent Loans                                  0.00


Section 4.02 (vii.)                      Unpaid Prin              Stated Prin
DELINQUENCY INFORMATION      Number      Balance                  Balance
30-59 days delinquent                 37  4,068,862.19             4,063,700.73
60-89 days delinquent                 16  1,913,805.04             1,910,600.15
90 or more days delinquent             0          0.00                     0.00
Foreclosures                          58  7,622,573.62             7,608,159.74
Bankruptcies                          11  1,012,734.98             1,011,923.45
*Note:  In accordance with the Master Servicer, the Delinquency
          Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
                             Unpaid Prin               Stated Prin
     Loan Number             Balance                   Balance
         253012                    65,752.74               65,630.76


Section 4.02 (ix.)
REO BOOK VALUES
Total Book Value of REO Properties:                    212,573.58

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
Aggregate Amount of Principal
Prepayments - Curtailments                   23,621.59
Payments in Full                          3,251,498.75
Liquidation Proceeds                              0.00
                                         $3,275,120.34
Prepayment Charges                                      78,621.12
REO Principal Amortization                                 104.94

Section 4.02 (xi.)
REALIZED LOSSES
Realized Losses that were incurred during the related Prepayment Period
Total Realized Losses                                        0.00
Which Include:
Bankruptcy Losses                                            0.00

Cumulative Realized Losses                                   0.00

(1) As of reporting period, the servicer has not yet determined the loss classification.

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
Extraordinary Trust Fund Expenses withdrawn from the Collection
Account or Distribution Account that caused a reduction      0.00
Available Distribution Amount:

Section 4.02 (xiv.)
CERTIFICATE FACTOR
                             Certificate
                             Factor
               Class A        0.93542299
               Class M-1      1.00000000
               Class M-2      1.00000000
               Class M-3      1.00000000
               Class CE       0.95140599

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS
                                         Reduction from the Allocation of:
                               Interest
                  Interest      Carry                    Prepay     Relief Act
                Distribution   Forward      Realized    Interest     Interest
                   Amount       Amount       Losses    Shortfalls   Shortfalls
     A          1,152,982.06        0.00          0.00       0.00          0.00
     M-1          165,471.19        0.00          0.00       0.00          0.00
     M-2           87,795.64        0.00          0.00       0.00          0.00
     M-3          137,047.60        0.00          0.00       0.00          0.00
     CE           822,821.55      NA              0.00       0.00          0.00
     TOTAL      2,366,118.04        0.00          0.00       0.00          0.00

Section 4.02 (xvii.)
PREPAYMENT INTEREST
SHORTFALLS
Prepayment Interest Shortfalls not covered by the Servi      0.00

Section 4.02 (xviii.)
Relief Act Interest Shortfall                                0.00

Section 4.02 (xix.)
Required Overcollateralized Amount       14,180,816.03
Credit Enhancement Percentage                 26.01443%

Section 4.02 (xx.)
Overcollateralization Increase Amount                        0.00

Section 4.02 (xxi.)
Overcollateralization Reduction Amount                       0.00

Section 4.02 (xxii.)
Loss  Severity  Percentage                                   0.00%

Section 4.02 (xxiii.)
Aggregate  Loss  Severity  Percentage                        0.00%

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                822,821.55

Delinquency Percentage                         3.57952%

Stepdown Date Occurrence                             NO
Trigger Event Occurrence                             NO

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             SALOMON BROTHERS MORTGAGE
                             SECURITIES VII, INC.

                             By: /s/ Eve Kaplan
                             Name:  Eve Kaplan
                             Title: Vice President
                             U.S. Bank National Association

Dated  11/30/99